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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 9, 2007

INTERNATIONAL BARRIER TECHNOLOGY INC.

(Exact Name of Registrant as Specified in its Charter)

British Columbia, Canada	000-20412	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 West Pender Street, #604 Vancouver, British Columbia, Canada	V6C 2T7
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (604) 689-0188

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (5-06)

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Item 7.01  FD Disclosure.

Watkins, MN; Vancouver, BC October 9, 2007 - International Barrier Technology Inc. (“Barrier”) (IBTGF: OTCBB; IBH: TSXV), a manufacturer of proprietary fire-resistant building materials shipped 1,883,300 sq ft of Blazeguard materials for the quarter ending September 30, 2007, resulting in revenues of $1,249,555 (vs. 2,691,000 sq ft and revenue of $1,989,061 for the same period last year).  Commercial Modular shipments grew to 1,550,700 sq ft, a 30% increase over the sq ft shipped for the same period last year.  The double-digit growth in commercial modular segment continues to be offset by the stagnant residential market.  Barrier is focusing efforts on capturing market share in new territories, through the recent addition of sales representatives, and in new market applications for Blazeguard products to further diversify and reduce cyclical market swings in the future.

One new market Barrier is pursing is applications that are required by code to meet stricter strength requirements for seismic prone geographies, in addition to fire resistance.  Barrier is pleased to announce that recent tests conducted at Progressive Engineering Incorporated (PEI) in Goshen, IN have resulted in a published test report that portends Blazeguard panels have a significant increase in racking strength relative to “untreated” APA rated panels.  Barrier intends to work with architects and code officials in earthquake prone regions to introduce Blazeguard as a solution to their seismic and fire building code requirements. Potential applications include both interior and exterior rated walls.

“The test results from PEI are both timely and exciting as we continue to introduce Blazeguard to the Southern California market, an area prone to earthquakes and fire,” states Dr. Michael Huddy, President and CEO of Barrier Technology.  “California’s new building code, scheduled to take effect on January 1, 2008 recognizes a great need for building materials engineered to help architects and builders design homes to withstand the perils of both fire and earthquakes.  We are confident that Blazeguard can be a part of an economic solution to this objective.  Successful completion of the R&D initiative with PEI will result in the attainment of all certifications and listings required to utilize Blazeguard in these applications and will provide an opportunity for substantial growth in Blazeguard sales in the future.”

Refer to Exhibit #99.1 for additional information.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1

Press Release, October 9, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2007    International Barrier Technologies Inc.

                                                          (Registrant)

/s/ Michael Huddy

(Signature)

(Michael Huddy, President/CEO/Director)

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